Income Taxes (Details 1) - USD ($)	Jun. 30, 2015	Jun. 30, 2014
Deferred tax assets
Net operating loss carryforward	$ 5,170,221	$ 2,267,379
Start-up and organizational expenses	181,154	457,495
Stock-based compensation	3,080,604	1,683,247
Derivative expense	12,275	129,986
Other	317,150	17,093
Total deferred tax assets	8,761,404	4,555,200
Valuation allowance	(8,761,404)	(4,555,200)
Net deferred taxes	$ 0	$ 0